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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event Reported): May 16, 2001


                                   RETEK INC.
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             (Exact Name of Registrant as Specified in its Charter)

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            Delaware                             0-28121                             51-0392671
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(State or Other Jurisdiction of          (Commission File Number)         (I.R.S. Employer Identification
       Incorporation)                                                                 Number)
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                                 Midwest Plaza
                         801 Nicollet Mall, 11th Floor
                             Minneapolis, MN 55402
                                 (612) 630-5700
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 (Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)







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ITEM 5 Other Events.

         As previously announced, on May 16, 2001, we established a strategic relationship with Accenture LLP ("Accenture") pursuant to which Accenture will become a development partner for our predictive applications. In connection with entering into this relationship, we issued 976,000 shares of our common stock to Proquire LLC ("Proquire"), an affiliate of Accenture, in exchange for the license from Proquire to us of certain intellectual property that will help us to enhance our suite of retail-specific software. In addition, we agreed to issue to Accenture warrants to purchase our common stock upon our achievement of certain revenue milestones in fiscal years 2002, 2003, 2004 and 2005.














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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              RETEK INC.


DATE:  May 31, 2001           By:  /s/ Greg Effertz
                                   -----------------
                                   Greg Effertz
                                   Vice President, Finance & Administration,
                                   Chief Financial Officer, Treasurer and
                                   Secretary
















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